EXHIBIT 99.1

FOURTH QUARTER 2006

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

I. COMPANY BACKGROUND	PAGE(S)
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Property Sales	9
• Dividends/Equity Offering/Leasing Information	10
• Leasing Information (continued)	11
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15-18
• Select Financial Ratios	19
• Debt Analysis:
• Debt Breakdown/Future Repayments	20
• Debt Maturities	21
• Debt Detail	22

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	24
• Consolidated Balance Sheets	25
• Consolidated Statement of Changes in Stockholders’ Equity	26
• Statements of Funds from Operations	27
• Statements of Funds from Operations Per Diluted Share	28
• Reconciliation of Basic-to-Diluted Shares/Units	29

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales/Rental Property Held For Sale	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36-41
• Market Diversification (MSA’s)	42
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47-55
• Significant Tenants (Top 50 Tenants)	56-57
• Schedules of Lease Expirations (by Property Type)	58-62

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $6.2 billion at December 31, 2006. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 300 properties, primarily class A office and office/flex buildings, totaling approximately 34.3 million square feet, serving as home to over 2,200 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2006)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	300
Total Square Feet	34.3 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	33.1 million square feet
Common Shares and
Units Outstanding	78.3 million
Dividend-- Quarter/Annualized	$0.64/$2.56
Dividend Yield	5.0%
Total Market Capitalization	$6.2 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Equity Research Coverage

Banc of America Securities, LLC Ross Nussbaum (212) 847-5668	Lehman Brothers David Harris (212) 526-1790
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Merrill Lynch Ian Weissman (212) 449-6255
Citigroup Jonathan Litt (212) 816-0231	Morgan Stanley David Cohen (212) 761-8564
Deutsche Bank-North America Louis Taylor (212) 250-4912	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (410) 454-5520
Green Street Advisors Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Keybanc Capital Markets Jordan Sadler (917) 368-2280

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web:www.mack-cali.com
Fax: (732) 205-8237	E-mail:investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the fourth quarter 2006 equaled $67.4 million, or $1.07 per share, versus $14.4 million, or $0.23 per share, for the same quarter last year. For the year ended December 31, 2006, net income available to common shareholders equaled $142.7 million, or $2.28 per share, versus $93.5 million, or $1.51 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2006 amounted to $68.2 million, or $0.87 per share, versus $65.1 million, or $0.86 per share, for the quarter ended December 31, 2005. For the year ended December 31, 2006, FFO available to common shareholders amounted to $290.5 million, or $3.73 per share, versus $270.3 million, or $3.57 per share, for the same period last year.

Total revenues for the fourth quarter 2006 increased 29.5 percent to $198.2 million as compared to $153.1 million for the same quarter last year. For the year ended December 31, 2006, total revenues amounted to $740.3 million, an increase of 23.4 percent over total revenues of $600.1 million, for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 62,925,191 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,342,283 common operating partnership units outstanding as of December 31, 2006.

The Company had a total of 78,267,474 common shares/common units outstanding at December 31, 2006.

As of December 31, 2006, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 6.11 percent. The Company had a total market capitalization of $6.2 billion and a debt-to-undepreciated assets ratio of 41.4 percent at December 31, 2006. The Company had an interest coverage ratio of 2.9 times for the quarter ended December 31, 2006.

Property Sales

In November, the Company completed the sale of its remaining property and land portfolio in suburban Denver and Colorado Springs. The portfolio, which consists of 19 office buildings totaling approximately 1.4 million square feet, plus 7.1 acres of vacant land and 1.6 acres of land dedicated to a parking facility, was sold for approximately $194.3 million.

Also in November, the Company completed the sale of substantially all of its 50-percent ownership interest in Convention Plaza, a 12-story, 305,618 square-foot class A building located at 201 Third Street in San Francisco, for approximately $16.3 million. The building is 83.9 percent leased.

Also in November, the Company completed the redemption of its entire interest in the entertainment/retail component of the Meadowlands Xanadu development project in East Rutherford, New Jersey. The Company retained its options to develop the office and hotel components of the project. The Company agreed to relinquish its interest in the entertainment/retail component for $25 million. The Company received $22.5 million at closing, with the remaining $2.5 million due when the Company exercises the first of its options to develop the office or hotel components of the project. Upon exercise of any such development option, and the receipt of the additional $2.5 million, the Company’s interests in the office and hotel components will be 75 percent.

In December, the Company completed the sale of its remaining two office properties in San Francisco. The sales marked the exit of the Company from its western markets in accordance with its capital recycling program and portfolio strategy. The Company completed the sale of 760 Market Street and 795 Folsom Street for an aggregate price of $126 million. 760 Market Street is an 11-
story, 267,446 square-foot class A office building that is 78.0 percent leased; and 795 Folsom Street is a six-story, 183,445 square-foot class A office building that is 78.8 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the fourth quarter 2006, which was paid on January 12, 2007 to shareholders of record as of January 4, 2007.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period October 15, 2006 through January 14, 2007. The dividend was paid on January 16, 2007 to shareholders of record as of January 4, 2007.

Equity Offering

On February 7, 2007, the Company completed an underwritten public offering of 4,650,000 shares of common stock for net proceeds of approximately $252 million. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. were the underwriters for the offering. The net proceeds were used for repayment of debt and for general corporate purposes.

Leasing

Mack-Cali’s consolidated in-service portfolio was 92.0 percent leased at December 31, 2006, as compared to 91.4 percent leased at September 30, 2006 and 91.0 percent leased at December 31, 2005.

For the quarter ended December 31, 2006, the Company executed 167 leases totaling 1,491,516 square feet, consisting of 1,277,796 square feet of office space and 213,720 square feet of office/flex space. Of these totals, 587,117 square feet were for new leases and 904,399 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2006, the Company executed 676 leases totaling 4,476,910 square feet, consisting of 3,666,770 square feet of office space, 808,790 square feet of office/flex space and 1,350 square feet of industrial/warehouse space. Of these totals, 1,691,613 square feet were for new leases and 2,785,297 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:

-
Merrill Lynch signed a transaction totaling 236,350 square feet at 101 Hudson Street in Jersey City, New Jersey, representing a long-term expansion of 57,839 square feet and a renewal of 178,511 square feet. 101 Hudson Street is a 1.25 million square-foot office building that is 100 percent leased.

-
The Louis Berger Group, Inc., a provider of engineering consulting services, signed a new, 20-year lease to move its New Jersey headquarters to 108,332 square feet at Kemble Plaza II. Kemble Plaza II, located at 412 Mt. Kemble Avenue in Morris Township, New Jersey is a 475,100 square-foot office building and is 33.5 percent leased.

-	Also at 412 Mt. Kemble Avenue, United States Fire Insurance Company, an affiliate of Crum & Forster, signed a new, five-year and two-month lease for 18,736 square feet.

-
E*Trade Financial Corporation, a financial services provider, signed a new lease for 106,573 square feet at Harborside Financial Center, Plaza 2 for 15 years and seven months. Harborside Plaza 2 is a 761,200 square- foot office building in Jersey City, New Jersey and is 100 percent leased.

-
Accounting firm KPMG, LLP renewed its lease of 33,397 square feet for three years at 530 Chestnut Ridge Road in Woodcliff Lake, New Jersey. 530 Chestnut Ridge Road is a 57,204 square-foot office building and is 100 percent leased.

-
Drug-maker Ferring Pharmaceuticals, Inc. signed a new, 12-year and six month lease for 30,121 square feet at 4 Gatehall Drive in Parsippany, New Jersey. 4 Gatehall Drive is a 248,480 square-foot office building and is 85.4 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

-
HQ Global Workplaces, LLC, a provider of temporary office suites, signed a new, 11-year and six-month lease for 19,485 square feet at One Bridge Plaza. One Bridge Plaza is a 200,000 square-foot office building located in Fort Lee, New Jersey, and is 54.4 percent leased. HQ Global Workplaces also signed a new, 11-year and six-month lease for 14,160 square feet at 500 West Putnam Avenue in Greenwich, Connecticut. The 121,250 square-foot office building is 96.3 percent leased.

-
IXIS North America, Inc., part of the US capital markets arm of France’s Ixis Corporate & Investment Bank, expanded its presence at Harborside Financial Center Plaza 5 by 18,226 square feet for a term of 14 years and eight months. Harborside Plaza 5 is a 977,225 square-foot office building in Jersey City, New Jersey and is 97.5 percent leased.

-
High Point Safety and Insurance Management Corporation, an auto-insurance provider, signed a new lease for 17,850 square feet for a term of 13 years and four months at 600 Parsippany Road in Parsippany, New Jersey. The 96,000 square-foot office building is 94.7 percent leased.

IN CENTRAL NEW JERSEY:

-
High Point Safety and Insurance Management Corporation also signed a transaction totaling 98,508 square feet at One River Centre, Building 3 in Middletown, New Jersey, consisting of a renewal of 88,237 square feet for five years and an expansion of 10,271 square feet for 13 years. One River Centre, Building 3 is a 194,518 square-foot office building and is 100 percent leased.

-
Norris McLaughlin & Marcus, P.A., a law firm, signed for a total of 86,913 square feet at Mack-Cali Bridgewater, representing an expansion of 5,702 square feet for nine years and 10 months and an extension of 81,211 square feet for two years. Mack-Cali Bridgewater is a 192,741 square-foot office building, located at 721 Route 202/206 in Bridgewater, New Jersey, and is 97 percent leased.

-	Also at Mack-Cali Bridgewater, Allstate Insurance Company signed a renewal of 53,983 square feet for 10 years.

-
Right Answers, Inc., a help desk software developer, signed a new five-year lease for 13,145 square feet at 11 Commerce Drive in Cranford, New Jersey. 11 Commerce Drive is a 90,000 square-foot office building and is 92.7 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:

-
Singer Holding Corporation, a home heating oil supplier, renewed its lease of 15,000 square feet for two years at 500 Executive Boulevard in Elmsford, New York. 500 Executive Boulevard is a 41,600 square foot office/flex building and is 100 percent leased.

-
Matrix Absence Management, Inc., a provider of customized management of employers’ disability, workers’ compensation and family leave programs, renewed its lease of 14,126 square feet at 7 Skyline Drive in Hawthorne, New York for three years and two months. 7 Skyline Drive is a 109,000 square-foot office building and is 95.3 percent leased.

-
Konica Minolta Business Solutions USA, Inc., a document imaging products provider, signed a new 10-year lease for 11,650 square feet at 200 White Plains Road in Tarrytown, New York. The 89,000 square foot office building is 97.9 percent leased.

-
Starwood Hotel & Resorts signed a two-year renewal of its lease for 10,275 square feet at 5 Skyline Drive in Hawthorne, New York. 5 Skyline Drive is a 124,022 square-foot office/flex building and is 100 percent leased.

IN SUBURBAN PHILADELPHIA:

-
Otis Elevator Company, a subsidiary of United Technologies Corporation, relocated within Moorestown West Corporate Center, leasing 16,600 square feet at 30 Twosome Drive in Moorestown, New Jersey for 10 years. 30 Twosome Drive is a 39,675 square foot office/flex building which is 100 percent leased.

-
Morison Cogen, LLP, an accounting and business consulting firm, renewed its lease for 13,750 square feet at 150 Monument Road in Bala Cynwyd, Pennsylvania for seven years and eight months. 150 Monument Road is a 125,783 square-foot office building which is 98.4 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Key Financial Data

As of or for the three months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Shares and Units:
Common Shares Outstanding	62,925,191	62,551,206	62,360,388	62,230,447	62,019,646
Common Units Outstanding (a)	15,342,283	15,595,825	15,681,625	15,558,056	13,650,439
Combined Shares and Units	78,267,474	78,147,031	78,042,013	77,788,503	75,670,085
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	78,026,613	77,944,623	77,780,362	76,317,652	75,414,000
Weighted Average- Diluted (c)	78,409,851	78,258,441	78,067,030	76,641,973	75,798,543
Common Share Price ($’s):
At the end of the period	51.00	51.80	45.92	48.00	43.20
High during period	55.37	53.66	47.47	48.37	44.80
Low during period	48.24	45.47	42.17	42.34	40.21

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	4,018,758	4,075,120	3,610,858	3,758,848	3,293,948
Total Debt	2,159,959	2,445,837	2,367,609	2,107,760	2,126,181
Total Market Capitalization	6,178,717	6,520,957	5,978,467	5,866,608	5,420,129
Total Debt/ Total Market Capitalization	34.96%	37.51%	39.60%	35.93%	39.23%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,422,889	4,668,761	4,622,422	4,314,965	4,247,502
Gross Book Value of Real Estate Assets	4,573,587	4,839,677	4,792,269	4,653,867	4,491,752
Total Liabilities	2,412,762	2,698,445	2,626,066	2,316,804	2,335,396
Total Minority Interests	482,220	483,055	491,761	485,581	400,819
Total Stockholders’ Equity	1,527,907	1,487,261	1,504,595	1,512,580	1,511,287
Total Revenues	198,172	203,217	184,953	153,967	153,059
Capitalized Interest	1,281	1,719	1,571	1,487	1,459
Scheduled Principal Payments	4,416	3,912	4,189	3,842	4,997
Interest Coverage Ratio	2.91	2.87	3.23	3.57	3.14
Fixed Charge Coverage Ratio	2.47	2.45	2.71	3.00	2.55
Net Income	67,924	16,511	27,134	33,097	14,901
Net Income Available to Common Shareholders	67,424	16,011	26,634	32,597	14,401
Earnings per Share—diluted	1.07	0.26	0.43	0.52	0.23
FFO per Share—diluted (e)	0.87	0.86	0.95	1.05	0.86
Dividends Declared per Share	0.64	0.64	0.63	0.63	0.63
FFO Payout Ratio—diluted (e)	73.58%	74.64%	66.09%	59.78%	73.31%

Portfolio Size:
Properties	300	321	319	277	270
Total Square Footage	34,294,734	36,066,424	35,826,085	30,874,247	30,031,989
Sq. Ft. Leased at End of Period (f) (g)	92.0%	91.4%	90.7%	90.4%	91.0%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(f)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2006, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,			%
	2006	2005	Change	Change

Total Property Revenues	$151,429	$149,984	$1,445	1.0

Real Estate Taxes	20,655	20,359	296	1.5
Utilities	12,896	13,753	(857)	(6.2)
Operating Services	21,463	22,215	(752)	(3.4)
Total Property Expenses:	55,014	56,327	(1,313)	(2.3)

GAAP Net Operating Income	96,415	93,657	2,758	2.9

Less: straight-lining of rents adj.	1,567	3,831	(2,264)	(59.1)

Net Operating Income	$94,848	$89,826	$5,022	5.6

Percentage Leased at Period End	92.2%	90.9%

Total Properties:	244

Total Square Footage:	27,405,143

	For the year ended December 31,			%
	2006	2005	Change	Change

Total Property Revenues	$565,396	$551,885	$13,511	2.4

Real Estate Taxes	78,015	72,786	5,229	7.2
Utilities	53,899	50,243	3,656	7.3
Operating Services	76,107	73,571	2,536	3.4
Total Property Expenses:	208,021	196,600	11,421	5.8

GAAP Net Operating Income	357,375	355,285	2,090	0.6

Less: straight-lining of rents adj.	12,847	9,269	3,578	38.6

Net Operating Income	$344,528	$346,016	$(1,488)	(0.4)

Percentage Leased at Period End	91.8%	90.4%

Total Properties:	238

Total Square Footage:	25,572,892

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	81.7%	3,446,596	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	51.6%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive (b)	1	Parsippany, NJ	--	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	89.1%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 92,878 square foot fully-leased office building for the venture.
(b)	The Venture is developing a 175,000 square foot office building.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2006 and December 31, 2005 (dollars in thousands):

December 31, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	--	--	$11,404	$12,029	$69,302	$12,462	$480,905	$39,549	$54,620	$26,601	$8,500	$8,221	--	$239	$723,832
Other assets	--	--	1,408	950	11,485	3,309	75,392	25,015	7,189	654	--	909	$10,500	2,638	139,449
Total assets	--	--	$12,812	$12,979	$80,787	$15,771	$556,297	$64,564	$61,809	$27,255	$8,500	$9,130	$10,500	$2,877	$863,281
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	--	$14,936	$77,217	$8,673	$358,063	$47,761	$39,435	$15,350	--	$10,253	--	--	$571,688
Other liabilities	--	--	$532	254	1,045	8	39,525	6,553	836	--	--	--	--	$1,329	50,082
Partners’/members’ capital (deficit):	--	--	12,280	(2,211)	2,525	7,090	158,709	10,250	21,538	11,905	$8,500	(1,123)	$10,500	1,548	241,511
Total liabilities and partners’/members’ capital (deficit):	--	--	$12,812	$12,979	$80,787	$15,771	$556,297	$64,564	$61,809	$27,255	$8,500	$9,130	$10,500	$2,877	$863,281
Company’s investment in unconsolidated	--	--	$6,060	--	--	$3,647	$119,061	$2,560	$6,669	$1,024	$8,500	$7,130	$5,250	$400	$160,301

December 31, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	$390,488	$10,628	$12,024	$12,511	$74,466	--	--	--	--	--	--	--	--	--	$500,117
Other assets	171,029	6,427	1,661	1,188	11,393	--	--	--	--	--	--	--	--	--	191,698
Total assets	$561,517	$17,055	$13,685	$13,699	$85,859	--	--	--	--	--	--	--	--	--	$691,815
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$46,588	--	$14,936	$56,970	--	--	--	--	--	--	--	--	--	$118,494
Other liabilities	$60,447	876	$1,358	220	4,341	--	--	--	--	--	--	--	--	--	67,242
Partners’/members’ capital (deficit):	501,070	(30,409)	12,327	(1,457)	24,548	--	--	--	--	--	--	--	--	--	506,079
Total liabilities and partners’/members’ capital (deficit):	$561,517	$17,055	$13,685	$13,699	$85,859	--	--	--	--	--	--	--	--	--	$691,815
Company’s investment in unconsolidated	$34,640	$6,438	$6,084	--	$14,976	--	--	--	--	--	--	--	--	--	$62,138

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2006 and 2005 (dollars in thousands):

Three Months Ended December 31, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green-Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Combined Total
Total revenues	--	$640	$266	$625	$11,739	$15	$20,204	$2,319	$1,081	--	--	$1,946	$38,835
Operating and other expenses	--	177	(36)	(400)	(6,882)	--	(8,269)	(1,422)	(655)	--	--	(12)	(17,499)
Depreciation and amortization	--	(141)	(154)	(294)	(1,484)	--	(11,910)	(767)	(346)	--	--	(323)	(15,419)
Interest expense	--	(137)	--	(273)	(1,212)	--	(6,898)	(881)	(888)	--	--	(755)	(11,044)
Net income	--	$539	$76	$(342)	$2,161	$15	$(6,873)	$(751)	$(808)	--	--	$856	$(5,127)
Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$(200)	$38	--	$1,080	--	$(935)	$(158)	$(202)	--	--	$177	$(200)

Three Months Ended December 31, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green-Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Combined Total
Total revenues	--	$1,821	$174	$509	$10,169	--	--	--	--	--	--	--	$12,673
Operating and other expenses	--	(976)	(36)	(361)	(6,474)	--	--	--	--	--	--	--	(7,847)
Depreciation and amortization	--	(344)	(154)	(160)	(1,300)	--	--	--	--	--	--	--	(1,958)
Interest expense	--	(678)	--	(219)	(1,107)	--	--	--	--	--	--	--	(2,004)
Net income	--	$(177)	$(16)	$(231)	$1,288	--	--	--	--	--	--	--	$864
Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$(939)	$(9)	--	$644	--	--	--	--	--	--	--	$(304)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2006 and 2005 (dollars in thousands):

Year Ended December 31, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Combined Total
Total revenues	--	$5,990	$755	$2,158	--	$39,268	$15	$44,121	$8,904	$3,609	$4	--	$2,102	$106,926
Operating and other expenses	--	(2,702)	(186)	(1,497)	--	(23,533)	--	(19,639)	(5,832)	(1,502)	(1)	--	(76)	(54,968)
Depreciation and amortization	--	(1,216)	(616)	(836)	--	(5,853)	--	(21,129)	(2,883)	(811)	--	--	(352)	(33,696)
Interest expense	--	(2,499)	--	(1,029)	--	(3,962)	--	(17,117)	(3,059)	(1,890)	--	--	(755)	(30,311)
Net income	--	$(427)	$(47)	$(1,204)	--	$5,920	$15	$(13,764)	$(2,870)	$(594)	$3	--	$919	$(12,049)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(1,876)	$(930)	$(24)	$(225)	--	$2,820	--	$(4,945)	$(436)	$(148)	--	--	$208	$(5,556)

Year Ended December 31, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Combined Total
Total revenues	--	$6,767	$396	$2,028	--	$35,198	--	--	--	--	--	--	--	$44,389
Operating and other expenses	--	(3,662)	(169)	(1,407)	--	(22,251)	--	--	--	--	--	--	--	(27,489)
Depreciation and amortization	--	(1,205)	(616)	(638)	--	(5,778)	--	--	--	--	--	--	--	(8,237)
Interest expense	--	(2,270)	--	(759)	--	(4,176)	--	--	--	--	--	--	--	(7,205)
Net income	--	$(370)	$(389)	$(776)	--	$2,993	--	--	--	--	--	--	--	$1,458
Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$(1,219)	$(196)	--	$(30)	$1,693	--	--	--	--	--	--	--	$248

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2006	2005
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	48.84%	50.06%

Total Debt/ Total Market Capitalization (Market value) (%)	34.96%	39.23%

Total Debt/ Total Undepreciated Assets (%)	41.38%	42.78%

Secured Debt/ Total Undepreciated Assets (%)	6.60%	8.36%

	Three Months Ended December 31,		Year Months Ended December 31,
	2006	2005	2006	2005
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.91	3.14	3.13	3.27

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.59	2.70	2.80	2.80

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.47	2.55	2.65	2.58

FFO Payout (Dividends Declared/Funds from Operations) (%)	73.58%	73.31%	68.12%	70.58%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Debt Analysis
(as of December 31, 2006)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,670,225	77.33%	6.28%	5.29
Fixed Rate Secured Debt and Other Obligations	344,734	15.96%	5.43%	5.11
Variable Rate Unsecured Debt	145,000	6.71%	5.76%	2.90
Totals/Weighted Average:	$2,159,959	100.00%	6.11%	5.10

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2007	$19,126	$15,152	$34,278	5.67%
2008	17,971	12,563	30,534	5.25%
2009	10,100	445,000	455,100	6.89%
2010	2,795	334,500	337,295	5.26%
2011	3,580	300,000	303,580	7.91%
Thereafter	11,685	993,091	1,004,776	5.57%
Sub-total	65,257	2,100,306	2,165,563	6.11%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2006	(5,604)	--	(5,604)	--
Totals/Weighted Average:	$59,653	$2,100,306	$2,159,959	6.11%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of December 31, 2006 of 5.35 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Debt Maturities
(dollars in thousands)

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
Mack-Cali Airport	$9,365											$9,365
6303 Ivy Lane	5,788											5,788
6404 Ivy Lane		$12,563										12,563
Prudential Portfolio				$150,000								150,000
105 Challenger				19,500								19,500
2200 Renaissance Boulevard						$15,234						15,234
Soundview Plaza							$14,889					14,889
9200 Edmonston Road							4,229					4,229
6305 Ivy Lane								$5,707				5,707
6301 Ivy Lane								5,301				5,301
35 Waterview								18,184				18,184
395 West Passaic								9,636				9,636
500 West Putnam Avenue										$22,325		22,325
23 Main Street											$26,566	26,566
Total Secured Debt:	$15,153	$12,563	--	$169,500	--	$15,234	$19,118	$38,828	--	$22,325	$26,566	$319,287

Unsecured Debt:
Unsecured credit facility			$145,000									$145,000
7.250% unsecured notes due 3/09			300,000									300,000
5.050% unsecured notes due 4/10				$150,000								150,000
7.835% unsecured notes due 12/10				15,000								15,000
7.750% unsecured notes due 2/11					$300,000							300,000
5.250% unsecured notes due 1/12						$100,000						100,000
6.150% unsecured notes due 12/12						94,914						94,914
5.820% unsecured notes due 3/13							$26,105					26,105
4.600% unsecured notes due 6/13							100,000					100,000
5.125% unsecured notes due 2/14								$200,000				200,000
5.125% unsecured notes due 1/15									$150,000			150,000
5.80% unsecured notes due 1/16										$200,000		200,000
Total Unsecured Debt:	--	--	$445,000	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$1,781,019

Total Debt:	$15,153	$12,563	$445,000	$334,500	$300,000	$210,148	$145,223	$238,828	$150,000	$222,325	$26,566	$2,100,306
Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Debt Detail
(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	December 31, 2006	December 31, 2005	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$299,481	$299,246	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,819	149,765	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,295	299,122	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,015	--	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,981	91,488	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,420	25,309	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,815	99,787	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,708	201,948	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,256	149,164	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,692	99,680	01/15/16
Total Senior Unsecured Notes:			$1,631,482	$1,430,509

Revolving Credit Facilities:
2004 Unsecured Facility (b)	23 Lenders	Libor +0.650%	$145,000	$227,000	11/23/09
Total Revolving Credit Facilities:			$145,000	$227,000

Property Mortgages: (c)
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	$9,422	$ 9,644	04/01/07	(d)
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	6,020	--	07/01/07	(e)
6404 Ivy Lane	TIAA	5.582%	13,665	--	08/01/08
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	18,748	--	06/06/10
2200 Renaissance Boulevard	TIAA	5.888%	17,819	18,174	12/01/12
Soundview Plaza	TIAA	6.015%	18,013	18,427	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,232	--	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,285	--	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,996	--	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,821	--	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,318	--	08/11/14
500 West Putnam Avenue	New York Life Ins. Co.	5.571%	25,000	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,396	33,500	09/01/18
Assumed Obligations	n/a	4.904%	38,742	53,241	05/01/09	(g)
Harborside - Plazas 2 and 3	Northwestern/Principal	--	--	144,642	--	(h)
Monmouth Executive Center	La Salle Brothers CMBS	--	--	16,044	--	(i)
6406 Ivy Lane	Morgan Stanley Guaranty Trust Co.	--	--	--	--	(j)
Total Mortgages, Loans Payable and Other Obligations:			$383,477	$468,672
Total Debt:			$2,159,959	$2,126,181

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On February 5, 2007, the Company repaid this mortgage loan at par, using available cash.
(e)	On February 15, 2007, the Company repaid this mortgage loan at par, using available cash.
(f)	Mortgage is collateralized by seven properties.
(g)	The obligations mature at various times through May 2009.
(h)	On January 3, 2006, the Company paid off this mortgage loan through borrowings on the Company’s revolving credit facility.
(i)	Mortgage was collateralized by three properties. On August 1, 2006, the Company repaid this mortgage loan at par, using borrowings under the Company’s revolving credit facility.
(j)	On December 1, 2006, the Company repaid this mortgage loan at par, using borrowings under the Company’s revolving credit facility.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
Revenues	2006	2005	2006	2005
Base rents	$ 137,881	$ 127,943	$ 544,870	$ 508,227
Escalations and recoveries from tenants	21,182	20,773	91,044	77,900
Construction services	19,939	--	56,225	--
Real estate services	12,030	805	31,045	2,917
Other income	7,140	3,538	17,125	11,087
Total revenues	198,172	153,059	740,309	600,131

Expenses
Real estate taxes	21,721	20,362	86,612	77,252
Utilities	13,699	13,753	60,487	52,401
Operating services	24,673	21,017	91,013	80,820
Direct construction costs	18,454	--	53,602	--
Real estate services, salaries, wages and other costs	7,780	--	18,600	--
General and administrative	16,280	8,991	49,077	32,441
Depreciation and amortization	43,879	37,527	160,859	143,593
Total expenses	146,486	101,650	520,250	386,507
Operating Income	51,686	51,409	220,059	213,624

Other (Expense) Income
Interest expense	(35,737)	(30,418)	(136,357)	(119,337)
Interest and other investment income	696	364	3,054	856
Equity in earnings (loss) of unconsolidated joint ventures	(200)	(304)	(5,556)	248
Minority interest in consolidated joint ventures	75	--	218	(74)
Gain on sale of investment in marketable securities	--	--	15,060	--
Gain on sale of investment in unconsolidated joint ventures	10,831	--	10,831	35
Gain / (loss) on sale of land and other assets	(416)	--	(416)	--
Total other (expense) income	(24,751)	(30,358)	(113,166)	(118,272)
Income from continuing operations before
Minority interest in Operating Partnership	26,935	21,051	106,893	95,352
Minority interest in Operating Partnership	(5,270)	(3,732)	(20,533)	(18,758)
Income from continuing operations	21,665	17,319	86,360	76,594
Discontinued operations (net of minority interest):
Income from discontinued operations	2,465	2,129	10,591	14,468
Realized gains (losses) and unrealized losses on disposition of rental property, net	43,794	(4,547)	47,715	4,426
Total discontinued operations, net	46,259	(2,418)	58,306	18,894
Net income	67,924	14,901	144,666	95,488
Preferred stock dividends	(500)	(500)	(2,000)	(2,000)
Net income available to common shareholders	$67,424	$14,401	$142,666	$93,488

Basic earnings per common share:
Income from continuing operations	$ 0.34	$ 0.27	$ 1.35	$ 1.21
Discontinued operations	0.74	(0.04)	0.94	0.31
Net income available to common shareholders	$ 1.08	$ 0.23	$ 2.29	$ 1.52

Diluted earnings per common share:
Income from continuing operations	$ 0.34	$ 0.27	$ 1.35	$ 1.20
Discontinued operations	0.73	(0.04)	0.93	0.31
Net income available to common shareholders	$ 1.07	$ 0.23	$ 2.28	$ 1.51

Dividends declared per common share	$ 0.64	$ 0.63	$ 2.54	$ 2.52

Basic weighted average shares outstanding	62,471	61,715	62,237	61,477

Diluted weighted average shares outstanding	78,410	75,799	77,901	74,189

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	December 31,
Assets	2006	2005
Rental property
Land and leasehold interests	$659,169	$637,653
Buildings and improvements	3,549,699	3,539,003
Tenant improvements	356,495	307,664
Furniture, fixtures and equipment	8,224	7,432
	4,573,587	4,491,752
Less - accumulated depreciation and amortization	(796,793)	(722,980)
Net investment in rental property	3,776,794	3,768,772
Cash and cash equivalents	101,223	60,397
Marketable securities available for sale at fair value	--	50,847
Investments in unconsolidated joint ventures	160,301	62,138
Unbilled rents receivable, net	100,847	92,692
Deferred charges and other assets, net	240,637	197,634
Restricted cash	15,448	9,221
Accounts receivable, net of allowance for doubtful accounts
of $1,260 and $1,088	27,639	5,801

Total assets	$4,422,889	$4,247,502

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,631,482	$1,430,509
Revolving credit facility	145,000	227,000
Mortgages, loans payable and other obligations	383,477	468,672
Dividends and distributions payable	50,591	48,178
Accounts payable, accrued expenses and other liabilities	122,134	85,481
Rents received in advance and security deposits	45,972	47,685
Accrued interest payable	34,106	27,871
Total liabilities	2,412,762	2,335,396

Minority interests:
Operating Partnership	480,103	400,819
Consolidated joint ventures	2,117	--
Total minority interests	482,220	400,819
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
62,925,191 and 62,019,646 shares outstanding	629	620
Additional paid-in capital	1,708,053	1,682,141
Unamortized stock compensation	--	(6,105)
Dividends in excess of net earnings	(205,775)	(189,579)
Accumulated other comprehensive loss	--	(790)
Total stockholders’ equity	1,527,907	1,511,287

Total liabilities and stockholders’ equity	$4,422,889	$4,247,502

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders’ Equity
For the year ended December 31, 2006
(in thousands) (unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Unamortized Stock	Dividends in Excess of	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Compensation	Net Earnings	Income (Loss)	Equity
Balance at January 1, 2006	10	$25,000	62,020	$620	$1,682,141	$(6,105)	$(189,579)	$(790)	$1,511,287
Reclassification upon the adoption of FASB No. 123 (R)	--	--	--	--	(6,105)	6,105	--	--	--
Net income	--	--	--	--	--	--	144,666	--	144,666
Preferred stock dividends	--	--	--	--	--	--	(2,000)	--	(2,000)
Common stock dividends	--	--	--	--	--	--	(158,862)	--	(158,862)
Redemption of common units for common stock	--	--	475	5	14,669	--	--	--	14,674
Shares issued under Dividend Reinvestment and Stock Purchase Plan	--	--	5	--	244	--	--	--	244
Stock options exercised	--	--	353	3	10,442	--	--	--	10,445
Stock options expense	--	--	--	--	465	--	--	--	465
Comprehensive Gain: Unrealized holding gain on marketable securities available for sale	--	--	--	--	--	--	--	15,850	15,850
Directors Deferred compensation plan	--	--	--	--	302	--	--	--	302
Issuance of restricted stock	--	--	81	1	--	--	--	--	1
Amortization of stock compensation	--	--	--	--	5,895	--	--	--	5,895
Cancellation of restricted stock	--	--	(9)	--	--	--	--	--	--
Reclassification adjustment for realized gain included in net income	--	--	--	--	--	--	--	(15,060)	(15,060)

Balance at December 31, 2006	10	$25,000	62,925	$629	$1,708,053	$--	$(205,775)	$--	$1,527,907

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income available to common shareholders	$67,424	$14,401	$142,666	$93,488
Add: Minority interest in Operating Partnership	5,270	3,732	20,533	18,758
Minority interest in discontinued operations	11,520	(536)	14,493	3,873
Real estate-related depreciation and amortization on continuing operations (a)	49,517	38,898	176,142	147,267
Real estate-related depreciation and amortization on discontinued operations	2	3,085	7,090	12,506
Deduct: Gain on sale of investment in unconsolidated joint venture	(10,831)	--	(10,831)	(35)
Add: Discontinued operations - Realized gains (losses) and unrealized losses on disposition of rental property, net	(54,700)	5,555	(59,605)	(5,523)
Funds from operations available to common shareholders (b)	$68,202	$65,135	$290,488	$270,334

Diluted weighted average shares/units outstanding (c)	78,410	75,799	77,901	75,719

Funds from operations per share/unit - diluted	$0.87	$0.86	$3.73	$3.57

Dividend declared per common share	$0.64	$0.63	$2.54	$2.52

Dividend payout ratios:
Funds from operations-diluted	73.58%	73.31%	68.12%	70.58%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$4,890	$2,564	$12,465	$6,532
Tenant improvements and leasing commissions	$22,132	$9,143	$68,498	$41,044
Straight-line rent adjustments (d)	$2,794	$4,321	$20,397	$14,194
Amortization of (above)/below market lease intangibles, net (e)	$2,046	$994	$3,305	$3,725

(a)  Includes the Company’s share from unconsolidated joint ventures of $5,776 and $1,524 for the three months ended December 31, 2006 and 2005, respectively and $15,854 and $4,299 for the year ended December 31, 2006 and 2005, respectively.

(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,556 shares and 13,699 shares for the three months ended December 31, 2006 and 2005, respectively and 15,286 shares and 13,782 shares for the year ended December 31, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 29.

(d)  Includes the Company’s share from unconsolidated joint ventures of $1,019 and $223 for the three months ended December 31, 2006 and 2005, respectively and $3,432 and $612 for the year ended December 31, 2006 and 2005, respectively.

(e) Includes the Company's share from unconsolidated joint ventures of $1,197 and $0 for 2006 and 2005, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income available to common shareholders	$1.07	$0.23	$2.28	$1.51
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.63	0.51	2.26	1.94
Real estate-related depreciation and amortization on discontinued operations	--	0.04	0.09	0.17
Deduct: Gain (loss) on sale of unconsolidated joint ventures	(0.14)	--	(0.14)	--
Deduct/Add: Discontinued Operations - Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.70)	0.07	(0.77)	(0.07)
Minority interest/rounding adjustment	0.01	0.01	0.01	0.02
Funds from operations available to common shareholders (b)	$0.87	$0.86	$3.73	$3.57

Diluted weighted average shares/units outstanding (c)	78,410	75,799	77,901	75,719

(a)  Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.02 for the three months ended December 31, 2006 and 2005, respectively and $0.20 and $0.06 for the year ended December 31, 2006 and 2005, respectively.

(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,556 shares and 13,699 shares for the three months ended December 31, 2006 and 2005, respectively and 15,286 shares and 13,782 shares for the year ended December 31, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 29.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Basic weighted average shares outstanding:	62,471	61,715	62,237	61,477
Add: Weighted average common units	15,556	13,699	15,286	12,252
Basic weighted average shares/units:	78,027	75,414	77,523	73,729
Add: Stock options	304	331	310	401
Restricted Stock Awards	79	54	68	59
Stock warrants	--	--	--	--
Diluted weighted average shares outstanding:	78,410	75,799	77,901	74,189
Add: Weighted average preferred units (after conversion to common units)	--	--	--	1,530
Diluted weighted average shares/units outstanding:	78,410	75,799	77,901	75,719

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	33,586
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	34,960
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	46,193
07/31/06	395 W. Passaic Street (g)	Rochelle Park, Bergen County, NJ	1	100,589	22,219
Total Property Acquisitions:			11	1,461,104	$302,969

For the year ended December 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
03/02/05	101 Hudson Street (f)	Jersey City, Hudson County, NJ	1	1,246,283	$330,302
03/29/05	23 Main Street (f) (h)	Holmdel, Monmouth County, NJ	1	350,000	23,948
07/12/05	Monmouth Executive Center (i)	Freehold, Monmouth County, NJ	4	235,968	33,561
Total Property Acquisitions:			6	1,832,251	$387,811

(a)	Amounts are as of December 31, 2006.
(b)	This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.
(c)	The property was acquired as part of the Gale/Green Transactions.
(d)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.
(e)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.
(f)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(g)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $13.1 million of mortgage debt.
(h)
In addition to its initial investment, the Company intends to make additional investments related to the property of approximately $12,122, of which the Company has incurred $9,511 through December 31, 2006.

(i)	Transaction was funded primarily through cash on hand and assumption of mortgage debt.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 12/31/06	Total Estimated Costs	Current % Leased
Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2007-1Q	1	120,000	$15,694	$19,200	100.0%
Sub-total:				1	120,000	15,694	19,200	100.0%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	12,462	27,050	100.0%
100 Kimball	Parsippany, NJ	Office	2007-1Q	1	175,000	26,601	27,000	--
Sub-total:				2	267,878	39,063	54,050	34.7%
Grand Total:				3	387,878	$54,757	$73,250	54.9%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton	NJ	5.3	68,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree	Media	PA	2.3	15,200	Office
Capital Office Park (d)	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Total:			437.2	11,500,013

(a)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Hotel project can comprise up to 520 rooms.
(d)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Rental Property Sales
(dollars in thousands)

For the year ended December 31, 2006

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$14,765	$10,872	$3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012
11/10/06	Colorado portfolio	Various cities, Colorado	19	1,431,610	193,404	165,072	28,332
12/21/06	California portfolio	San Francisco, San Francisco County, CA	2	450,891	124,182	97,814	26,368
Total Property Sales:			23	2,089,228	$336,497	$276,892	$59,605

For the year ended December 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$8,210	$254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984
12/29/05	3600 South Yosemite	Denver, Denver County, CO	1	133,743	5,566	11,121	(5,555)
Total Office Property Sales:			7	1,081,389	$ 114,981	$107,845	$7,136

(a)
In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

Rental Property Held For Sale
(dollars in thousands)

At December 31, 2006

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2006)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 9/30/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/06 (c)	Pct. Leased 12/31/06	Pct. Leased 9/30/06
Northeast
Northern NJ	11,909,315	-	(555,261)	784,000	228,739	12,138,054	91.9%	90.1%
Central NJ	4,442,069	-	(312,434)	338,348	25,914	4,467,983	90.6%	90.1%
Westchester Co., NY	4,602,564	-	(165,743)	173,854	8,111	4,610,675	96.3%	96.1%
Sub. Philadelphia	3,278,077	-	(168,802)	143,061	(25,741)	3,252,336	90.1%	90.8%
Fairfield, CT	771,319	-	(32,886)	25,142	(7,744)	763,575	89.6%	90.5%
Washington, DC/MD	1,162,127	-	(13,554)	10,016	(3,538)	1,158,589	89.6%	89.9%
Rockland Co., NY	180,000	-	(4,210)	4,210	-	180,000	100.0%	100.0%
Total Northeast	26,345,471	-	(1,252,890)	1,478,631	225,741	26,571,212	92.0%	91.3%

Other
Colorado	1,371,287	(1,370,147)	(6,481)	5,341	(1,140)	-	-	95.8%
San Francisco	385,199	(353,018)	(39,725)	7,544	(32,181)	-	-	85.4%
Total Other	1,756,486	(1,723,165)	(46,206)	12,885	(33,321)	-	-	93.3%

Company Totals	28,101,957	(1,723,165)	(1,299,096)	1,491,516	192,420	26,571,212	92.0%	91.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2006	30,748,748
Total sq. ft. of properties added this period	-
Total sq. ft. of properties sold this period	(1,882,501)
Total sq. ft. as of December 31, 2006	28,866,247

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2006 aggregating 103,477 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Leasing Statistics
(For the three months ended December 31, 2006)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	40	761,295	410,391	350,904	10.0	26.03	2.85
	Office/Flex	3	22,705	9,128	13,577	6.2	19.44	2.91
Central NJ	Office	17	314,353	43,179	271,174	5.4	25.65	3.60
	Office/Flex	3	23,995	18,095	5,900	3.0	15.54	1.47
Westchester Co., NY	Office	26	69,464	24,658	44,806	4.9	25.30	1.85
	Office/Flex	19	104,390	24,952	79,438	2.9	17.00	1.50
Sub. Philadelphia	Office	15	80,431	18,398	62,033	5.8	24.16	3.05
	Office/Flex	8	62,630	11,165	51,465	4.5	10.46	1.89
Fairfield, CT	Office	4	25,142	15,515	9,627	7.4	24.50	4.71
Washington, DC/MD	Office	5	10,016	8,219	1,797	3.6	27.16	3.05
Rockland Co., NY	Office	4	4,210	1,280	2,930	5.0	27.90	0.68
Total Northeast		144	1,478,631	584,980	893,651	7.6	24.23	2.89

Other
Colorado	Office	3	5,341	1,074	4,267	2.9	18.58	2.33
San Francisco	Office	20	7,544	1,063	6,481	1.3	28.56	0.20
Total Other		23	12,885	2,137	10,748	2.0	24.42	1.50

Company Totals		167	1,491,516	587,117	904,399	7.5	24.23	2.88

Detail by Property Type
	Office	134	1,277,796	523,777	754,019	8.1	25.75	2.96
	Office/Flex	33	213,720	63,340	150,380	3.7	15.18	1.88

Company Totals		167	1,491,516	587,117	904,399	7.5	24.23	2.88

Tenant Retention:	Leases Retained	59.3%
	Sq. Ft. Retained	69.6%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $21,616,051 and commissions of $10,165,537 committed, but not necessarily expended, during the period for second generation space aggregating 1,473,536 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Leasing Statistics
(For the three months ended December 31, 2006)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 9/30/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/06	Pct. Leased 12/31/06	Pct. Leased 9/30/06
Northeast
Northern NJ	1,546,554	410,472	(20,395)	32,671	12,276	1,969,302	93.0%	90.9%
Central NJ	925,962	-	(18,095)	98,010	79,915	1,005,877	83.6%	77.0%
Rockland Co., NY	152,983	-	-	-	-	152,983	65.9%	65.9%
Boston, MA	344,312	-	-	-	-	344,312	51.6%	51.6%
Total Northeast	2,969,811	410,472	(38,490)	130,681	92,191	3,472,474	82.3%	78.1%

Other
Troy, MI	816,950	-	(4,685)	46,916	42,231	859,181	71.1%	67.6%
San Francisco, CA	265,047	(265,047)	-	-	-	-	-	86.7%
Total Other	1,081,997	(265,047)	(4,685)	46,916	42,231	859,181	71.1%	71.5%

Company Totals	4,051,808	145,425	(43,175)	177,597	134,422	4,331,655	79.8%	76.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2006	5,317,676
Total sq. ft. of properties added this period	416,429
Total sq. ft. of properties sold this period	(305,618)
Total sq. ft. as of December 31, 2006	5,428,487

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	4	32,671	27,239	5,432	9.2	22.89	1.96
Central NJ	5	98,010	71,570	26,440	9.0	25.30	2.57
Total Northeast	9	130,681	98,809	31,872	9.1	24.70	2.19

Other
Troy, MI	4	46,916	7,770	39,146	5.5	17.94	6.15
Total Other	4	46,916	7,770	39,146	5.5	17.94	6.15

Company Totals	13	177,597	106,579	71,018	8.1	22.91	3.32

(a)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $1,558,064 and commissions of $674,932 committed, but not necessarily expended, during the period for second generation space aggregating 101,116 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Leasing Statistics
(For the year ended December 31, 2006)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/06 (c)	Pct. Leased 12/31/06	Pct. Leased 12/31/05
Northeast
Northern NJ	11,453,904	389,960	(1,612,049)	1,906,239	294,190	12,138,054	91.9%	89.6%
Central NJ	4,263,823	164,400	(604,638)	644,398	39,760	4,467,983	90.6%	90.1%
Westchester Co., NY	4,598,540	-	(781,549)	793,684	12,135	4,610,675	96.3%	96.0%
Sub. Philadelphia	3,364,652	(88,000)	(586,926)	562,610	(24,316)	3,252,336	90.1%	91.0%
Fairfield, CT	738,123	-	(217,587)	243,039	25,452	763,575	89.6%	86.6%
Washington, DC/MD	399,204	713,492	(84,659)	130,552	45,893	1,158,589	89.6%	88.6%
Rockland Co., NY	277,426	(101,308)	(20,338)	24,220	3,882	180,000	100.0%	92.9%
Total Northeast	25,095,672	1,078,544	(3,907,746)	4,304,742	396,996	26,571,212	92.0%	90.9%

Other
Colorado	1,387,117	(1,370,147)	(116,353)	99,383	(16,970)	-	-	96.9%
San Francisco	366,469	(353,018)	(86,236)	72,785	(13,451)	-	-	81.3%
Total Other	1,753,586	(1,723,165)	(202,589)	172,168	(30,421)	-	-	93.2%

Company Totals	26,849,258	(644,621)	(4,110,335)	4,476,910	366,575	26,571,212	92.0%	91.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	29,494,371
Total sq. ft. of properties added this period	1,461,104
Total sq. ft. of properties sold this period	(2,089,228)
Total sq. ft. as of December 31, 2006	28,866,247

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2006 aggregating 103,477 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Leasing Statistics
(For the year ended December 31, 2006)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	134	1,851,384	796,084	1,055,300	8.1	26.17	3.33
	Office/Flex	9	54,855	20,476	34,379	4.9	18.18	1.85
Central NJ	Office	62	582,810	151,179	431,631	5.0	26.04	3.79
	Office/Flex	11	61,588	26,034	35,554	3.9	15.88	1.66
Westchester Co., NY	Office	103	314,215	103,629	210,586	5.1	25.90	3.02
	Office/Flex	77	478,119	168,634	309,485	5.2	17.01	1.99
	Industrial/Warehouse	1	1,350	1,350	-	1.0	10.14	0.73
Sub. Philadelphia	Office	63	436,382	156,392	279,990	5.6	22.43	3.09
	Office/Flex	18	126,228	51,835	74,393	5.1	10.50	2.00
Fairfield, CT	Office	23	155,039	65,878	89,161	5.7	22.14	4.54
	Office/Flex	1	88,000	-	88,000	5.0	20.76	2.47
Washington, DC/MD	Office	25	130,552	77,784	52,768	6.0	30.74	5.05
Dutchess/Nassau/Rockland Co., NY	Office	11	24,220	14,393	9,827	4.3	25.64	2.91
Total Northeast		538	4,304,742	1,633,668	2,671,074	6.5	23.90	3.22

Other
Colorado	Office	22	99,383	25,873	73,510	3.6	16.41	2.02
San Francisco	Office	116	72,785	32,072	40,713	3.4	26.64	6.05
Total Other		138	172,168	57,945	114,223	3.5	20.74	3.69

Company Totals		676	4,476,910	1,691,613	2,785,297	6.3	23.78	3.23

Detail by Property Type
	Office	559	3,666,770	1,423,284	2,243,486	6.6	25.41	3.44
	Office/Flex	116	808,790	266,979	541,811	5.0	16.40	2.01
	Industrial/Warehouse	1	1,350	1,350	-	1.0	10.14	0.73

Company Totals		676	4,476,910	1,691,613	2,785,297	6.3	23.78	3.23

Tenant Retention:	Leases Retained	61.9%
	Sq. Ft. Retained	67.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $60,689,939 and commissions of $25,983,851 committed, but not necessarily expended, during the period for second generation space aggregating 4,250,651 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Leasing Statistics
(For the year ended December 31, 2006)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/06	Pct. Leased 12/31/06	Pct. Leased 12/31/05
Northeast
Northern NJ	-	1,959,710	(49,637)	59,229	9,592	1,969,302	93.0%	-
Central NJ	-	928,279	(37,009)	114,607	77,598	1,005,877	83.6%	-
Rockland Co., NY	152,983	-	(17,000)	17,000	-	152,983	65.9%	65.9%
Boston, MA	-	375,427	(31,115)	-	(31,115)	344,312	51.6%	-
Total Northeast	152,983	3,263,416	(134,761)	190,836	56,075	3,472,474	82.3%	65.9%

Other
Troy, MI	-	964,297	(152,032)	46,916	(105,116)	859,181	71.1%	-
San Francisco, CA	275,838	(265,047)	(27,310)	16,519	(10,791)	-	-	90.3%
Total Other	275,838	699,250	(179,342)	63,435	(115,907)	859,181	71.1%	90.3%

Company Totals	428,821	3,962,666	(314,103)	254,271	(59,832)	4,331,655	79.8%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	537,618
Total sq. ft. of properties added this period	5,196,487
Total sq. ft. of properties sold this period	(305,618)
Total sq. ft. as of December 31, 2006	5,428,487

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	8	59,229	36,694	22,535	7.0	22.30	1.98
Central NJ	8	114,607	85,767	28,840	9.0	24.76	2.42
Rockland Co., NY	1	17,000	-	17,000	5.0	16.65	2.04
Total Northeast	17	190,836	122,461	68,375	8.0	23.27	2.11

Other
Troy, MI	4	46,916	7,770	39,146	5.5	17.94	6.15
California	2	16,519	7,750	8,769	7.5	28.09	6.33
Total Other	6	63,435	15,520	47,915	6.0	20.58	6.22

Company Totals	23	254,271	137,981	116,290	7.5	22.60	3.43

(a)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)
Represents estimated workletter costs of $2,360,178 and commissions of $1,007,881 committed, but not necessarily expended, during the period for second generation space aggregating 160,448 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	111,232,535	19.5	5,847,318	20.3
Jersey City, NJ	111,092,277	19.5	4,317,978	15.0
New York, NY (Westchester-Rockland Counties)	92,351,278	16.1	4,968,420	17.2
Bergen-Passaic, NJ	91,713,438	16.0	4,602,401	15.9
Philadelphia, PA-NJ	54,788,117	9.6	3,529,994	12.2
Washington, DC-MD-VA-WV	30,725,147	5.4	1,292,807	4.5
Monmouth-Ocean, NJ	25,299,731	4.4	1,620,863	5.6
Middlesex-Somerset-Hunterdon, NJ	20,111,613	3.5	986,760	3.4
Trenton, NJ	16,985,745	3.0	767,365	2.7
Stamford-Norwalk, CT	13,317,359	2.3	706,510	2.4
Bridgeport, CT	2,558,828	0.4	145,487	0.5
Atlantic-Cape May, NJ	1,879,867	0.3	80,344	0.3

Totals	572,055,935	100.0	28,866,247	100.0

(a)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2006, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring December 31, 2006 aggregating 103,477 feet and representing annualized rent of $1,909,260 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	101,287,164	17.7	3,801,890	14.6
Manufacturing	48,710,080	8.5	2,324,704	9.0
Insurance Carriers & Related Activities	46,461,377	8.1	2,070,823	7.9
Computer System Design Services	31,816,449	5.6	1,504,890	5.8
Credit Intermediation & Related Activities	28,501,580	5.0	1,148,669	4.4
Telecommunications	25,970,292	4.5	1,261,689	4.8
Legal Services	24,471,697	4.3	980,359	3.7
Health Care & Social Assistance	24,343,912	4.3	1,212,140	4.6
Wholesale Trade	21,918,707	3.8	1,419,040	5.4
Scientific Research/Development	21,336,995	3.7	957,503	3.7
Other Professional	18,050,828	3.2	799,887	3.1
Accounting/Tax Prep.	17,217,047	3.0	727,887	2.8
Retail Trade	16,272,370	2.8	980,650	3.7
Public Administration	15,819,365	2.8	610,340	2.3
Advertising/Related Services	15,240,009	2.7	634,569	2.4
Other Services (except Public Administration)	12,383,016	2.2	685,321	2.6
Information Services	10,476,463	1.8	453,549	1.7
Real Estate & Rental & Leasing	9,745,287	1.7	451,915	1.7
Arts, Entertainment & Recreation	9,199,907	1.6	563,141	2.2
Broadcasting	7,428,246	1.3	474,532	1.8
Architectural/Engineering	7,392,806	1.3	336,549	1.3
Construction	7,187,628	1.3	359,355	1.4
Utilities	6,316,637	1.1	312,222	1.2
Data Processing Services	5,725,405	1.0	245,949	0.9
Transportation	5,431,003	0.9	297,239	1.1
Educational Services	5,388,364	0.9	272,450	1.0
Publishing Industries	4,392,580	0.8	221,179	0.8
Admin & Support, Waste Mgt. & Remediation Services	4,023,252	0.7	258,929	1.0
Specialized Design Services	3,824,875	0.7	177,950	0.7
Management of Companies & Finance	3,611,995	0.6	146,335	0.6
Other	12,110,599	2.1	479,566	1.8

Totals	572,055,935	100.0	26,171,221	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2006, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring December 31, 2006 aggregating 103,477 square feet and representing annualized rent of $1,909,260 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Portfolio Analysis (a)
(as of December 31, 2006)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	98	38.4%	49	19.2%	--	--	--	--	--	--	147	57.6%
New York	20	7.8%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	71	27.9%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	4	1.6%	5	2.0%	--	--	--	--	--	--	9	3.6%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a) Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Portfolio Analysis (a)
(as of December 31, 2006)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,537,754	60.8%	2,189,531	7.6%	--	--	--	--	19,727,285	68.4%
New York	2,214,908	7.7%	2,348,812	8.1%	387,400	1.3%	17,300	0.1%	4,968,420	17.2%
Pennsylvania	2,025,738	7.0%	--	--	--	--	--	--	2,025,738	7.0%
Connecticut	578,997	2.0%	273,000	0.9%	--	--	--	--	851,997	2.9%
Wash., D.C./ Maryland	1,292,807	4.5%	--	--	--	--	--	--	1,292,807	4.5%
TOTALS By Type:	23,650,204	82.0%	4,811,343	16.6%	387,400	1.3%	17,300	0.1%	28,866,247	100.0%

(a) Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Portfolio Analysis (a)
(Year ended December 31, 2006)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	354,747	65.1%	18,494	3.4%	--	--	--	--	--	--	373,241	68.5%
New York	51,008	9.4%	32,985	6.0%	4,210	0.8%	556	0.1%	299	0.1%	89,058	16.4%
Pennsylvania	41,546	7.6%	--	--	--	--	--	--	--	--	41,546	7.6%
Connecticut	11,696	2.1%	3,895	0.7%	--	--	--	--	--	--	15,591	2.8%
Wash., D.C./ Maryland	25,434	4.7%	--	--	--	--	--	--	--	--	25,434	4.7%
TOTALS By Type:	484,431	88.9%	55,374	10.1%	4,210	0.8%	556	0.1%	299	0.1%	544,870	100.0%
(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended December 31, 2006, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2006)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.7%	90.6%	--	--	91.6%
New York	94.7%	97.7%	98.1%	100.0%	96.4%
Pennsylvania	88.8%	--	--	--	88.8%
Connecticut	85.5%	98.4%	--	--	89.6%
Washington, D.C./ Maryland	89.6%	--	--	--	89.6%
WEIGHTED AVG. By Type:	91.4%	94.5%	98.1%	100.0%	92.0%

(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2006, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), as well as leases expiring December 31, 2006 aggregating 103,477 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	954	907	0.18	23.60	22.44
200 Decadon Drive	1991	39,922	100.0	936	872	0.17	23.45	21.84

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,463	2,960	0.64	24.22	20.70
Fort Lee
One Bridge Plaza	1981	200,000	54.4	2,549	2,371	0.47	23.43	21.79
2115 Linwood Avenue	1981	68,000	62.6	1,253	1,017	0.23	29.44	23.89
Little Ferry
200 Riser Road	1974	286,628	100.0	2,066	1,916	0.38	7.21	6.68
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	729	0.15	16.69	15.28
135 Chestnut Ridge Road	1981	66,150	88.9	1,440	1,173	0.26	24.49	19.95
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,597	5,440	1.03	21.54	20.94
140 East Ridgewood Avenue	1981	239,680	92.1	4,844	4,218	0.89	21.94	19.11
461 From Road	1988	253,554	98.6	6,064	6,044	1.11	24.26	24.18
650 From Road	1978	348,510	93.8	7,884	6,894	1.45	24.12	21.09
61 South Paramus Avenue	1985	269,191	99.0	6,649	5,906	1.22	24.95	22.16
Ridgefield Park
105 Challenger Road (g)	1992	150,050	87.5	2,759	2,527	0.51	32.36	29.64
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	1,322	0.26	27.07	25.53
365 West Passaic Street	1976	212,578	97.6	4,177	3,742	0.77	20.13	18.04
395 West Passaic Street (g)	1979	100,589	90.2	918	794	0.17	23.98	20.74
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	7,465	1.37	15.72	15.72
10 Mountainview Road	1986	192,000	100.0	4,352	4,045	0.80	22.67	21.07
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	1,456	0.36	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	81.2	479	455	0.09	11.24	10.67
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	1,166	0.21	20.38	20.38
50 Tice Boulevard	1984	235,000	100.0	6,155	5,570	1.13	26.19	23.70
300 Tice Boulevard	1991	230,000	100.0	6,155	5,504	1.13	26.76	23.93

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	98.4	1,309	1,218	0.24	17.98	16.73
228 Strawbridge Drive	1984	74,000	100.0	1,043	896	0.19	14.09	12.11
232 Strawbridge Drive	1986	74,258	98.8	1,446	1,400	0.27	19.71	19.08

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,454	6,462	1.37	30.12	26.11
Roseland
101 Eisenhower Parkway	1980	237,000	93.9	5,522	5,014	1.01	24.81	22.53
103 Eisenhower Parkway	1985	151,545	87.5	3,026	2,629	0.56	22.82	19.83
105 Eisenhower Parkway	2001	220,000	85.8	4,126	3,088	0.76	21.86	16.36

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	92.8	3,930	3,475	0.72	10.59	9.36
Harborside Financial Center Plaza 2	1990	761,200	100.0	17,838	16,694	3.27	23.43	21.93
Harborside Financial Center Plaza 3	1990	725,600	98.5	17,870	16,780	3.28	25.00	23.48
Harborside Financial Center Plaza 4-A	2000	207,670	99.1	6,749	5,903	1.24	32.79	28.68
Harborside Financial Center Plaza 5	2002	977,225	97.5	35,570	29,406	6.53	37.33	30.86
101 Hudson Street	1992	1,246,283	100.0	29,822	26,212	5.47	23.93	21.03

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	1,373	0.25	14.45	14.45
Princeton
103 Carnegie Center	1984	96,000	84.9	2,311	2,029	0.42	28.35	24.89
3 Independence Way	1983	111,300	49.9	884	702	0.16	15.92	12.64
100 Overlook Center	1988	149,600	100.0	3,975	3,431	0.73	26.57	22.93
5 Vaughn Drive	1987	98,500	94.0	2,431	2,120	0.45	26.26	22.90

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	346	0.06	8.83	8.65
Edison
343 Thornall Street (c) (g)	1991	195,709	100.0	1,953	1,608	0.36	15.37	12.65
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	2,465	0.45	15.41	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	1,771	0.33	15.40	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	1,275	1,080	0.23	8.79	7.45
30 Knightsbridge Road, Bldg. 6	1977	72,743	62.9	0	0	0.00	0.00	0.00
Plainsboro
500 College Road East	1984	158,235	95.7	4,031	3,807	0.74	26.62	25.14
Woodbridge
581 Main Street	1991	200,000	100.0	4,586	4,346	0.84	22.93	21.73

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	64.8	648	502	0.12	22.46	17.40
3 Paragon Way	1991	66,898	58.4	770	699	0.14	19.71	17.89
4 Paragon Way	2002	63,989	100.0	1,168	900	0.21	18.25	14.06
100 Willowbrook Road	1988	60,557	74.8	812	721	0.15	17.93	15.92
Holmdel
23 Main Street	1977	350,000	100.0	4,039	3,187	0.74	11.54	9.11
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,064	2,633	0.56	24.99	21.48
One River Centre Bldg. 2	1983	120,360	100.0	2,775	2,738	0.51	23.06	22.75
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,374	4,329	0.80	21.78	21.56
Neptune
3600 Route 66	1989	180,000	100.0	2,400	2,171	0.44	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	92.4	393	368	0.07	18.22	17.06
1350 Campus Parkway	1990	79,747	99.9	1,564	1,423	0.29	19.63	17.86

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	4,093	3,652	0.75	24.49	21.85

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	1,385	0.29	21.05	18.47
201 Littleton Road	1979	88,369	88.9	1,783	1,582	0.33	22.70	20.14
Morris Township
412 Mt. Kemble Avenue	1986	475,100	33.5	81	81	0.01	0.51	0.51
Parsippany
4 Campus Drive	1983	147,475	96.9	2,634	2,308	0.48	18.43	16.15
6 Campus Drive	1983	148,291	87.2	2,376	1,906	0.44	18.37	14.74
7 Campus Drive	1982	154,395	0.0	0	0	0.00	0.00	0.00
8 Campus Drive	1987	215,265	100.0	6,306	5,534	1.16	29.29	25.71
9 Campus Drive	1983	156,495	86.9	3,720	3,149	0.68	27.35	23.16
4 Century Drive	1981	100,036	71.9	1,592	1,444	0.29	22.13	20.08
5 Century Drive	1981	79,739	67.2	1,951	1,950	0.36	36.41	36.39
6 Century Drive	1981	100,036	69.9	28	22	0.01	0.40	0.31
2 Dryden Way	1990	6,216	100.0	93	93	0.02	14.96	14.96
4 Gatehall Drive	1988	248,480	85.4	5,190	4,707	0.95	24.46	22.18
2 Hilton Court	1991	181,592	100.0	5,089	4,600	0.93	28.02	25.33
1633 Littleton Road	1978	57,722	100.0	1,131	1,131	0.21	19.59	19.59
600 Parsippany Road	1978	96,000	94.7	1,235	1,020	0.23	13.58	11.22
1 Sylvan Way	1989	150,557	100.0	3,499	3,103	0.64	23.24	20.61
5 Sylvan Way	1989	151,383	100.0	3,929	3,592	0.72	25.95	23.73
7 Sylvan Way	1987	145,983	100.0	3,219	2,803	0.59	22.05	19.20
35 Waterview Boulevard (g)	1990	172,498	92.2	2,774	2,491	0.51	26.86	24.12
5 Wood Hollow Road	1979	317,040	96.7	5,758	4,963	1.06	18.78	16.19

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,517	1,375	0.28	20.23	18.33
Totowa
999 Riverview Drive	1988	56,066	100.0	1,079	962	0.20	19.25	17.16

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	462	0.11	20.68	15.53
233 Mt. Airy Road	1987	66,000	100.0	1,315	1,103	0.24	19.92	16.71
Bernards
106 Allen Road	2000	132,010	97.0	3,027	2,273	0.56	23.64	17.75
Bridgewater
721 Route 202/206	1989	192,741	97.0	3,984	3,757	0.73	21.31	20.10

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.8	4,737	4,145	0.87	26.00	22.75
Cranford
6 Commerce Drive	1973	56,000	88.1	1,116	988	0.20	22.62	20.03
11 Commerce Drive (c)	1981	90,000	92.7	1,020	860	0.19	12.23	10.31
12 Commerce Drive	1967	72,260	95.1	991	817	0.18	14.42	11.89
14 Commerce Drive	1971	67,189	87.3	1,232	1,190	0.23	21.00	20.29
20 Commerce Drive	1990	176,600	100.0	4,332	3,806	0.80	24.53	21.55
25 Commerce Drive	1971	67,749	100.0	1,436	1,351	0.26	21.20	19.94
65 Jackson Drive	1984	82,778	95.5	1,918	1,706	0.35	24.26	21.58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
New Providence
890 Mountain Avenue	1977	80,000	87.1	1,775	1,672	0.33	25.47	24.00

Total New Jersey Office		17,537,754	91.7	354,747	316,402	65.13	22.40	19.97

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,296	3,826	0.79	23.87	21.26

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,131	1,040	0.21	18.94	17.42
101 Executive Boulevard	1971	50,000	45.3	511	462	0.09	22.56	20.40
555 Taxter Road	1986	170,554	100.0	4,173	3,499	0.77	24.47	20.52
565 Taxter Road	1988	170,554	100.0	4,052	3,511	0.74	23.76	20.59
570 Taxter Road	1972	75,000	95.9	1,843	1,708	0.34	25.62	23.75
Hawthorne
1 Skyline Drive	1980	20,400	99.0	388	365	0.07	19.21	18.07
2 Skyline Drive	1987	30,000	98.9	475	412	0.09	16.01	13.89
7 Skyline Drive	1987	109,000	95.3	2,532	2,324	0.46	24.37	22.37
17 Skyline Drive	1989	85,000	51.7	719	713	0.13	16.36	16.22
19 Skyline Drive	1982	248,400	100.0	4,471	4,174	0.82	18.00	16.80
Tarrytown
200 White Plains Road	1982	89,000	97.9	1,824	1,655	0.33	20.93	18.99
220 White Plains Road	1984	89,000	92.0	1,819	1,670	0.33	22.22	20.40
White Plains
1 Barker Avenue	1975	68,000	97.3	1,743	1,621	0.32	26.34	24.50
3 Barker Avenue	1983	65,300	91.0	1,631	1,494	0.30	27.45	25.14
50 Main Street	1985	309,000	98.0	9,249	8,496	1.70	30.54	28.06
11 Martine Avenue	1987	180,000	90.8	4,889	4,368	0.90	29.91	26.73
1 Water Street	1979	45,700	100.0	1,011	878	0.19	22.12	19.21
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,779	2,484	0.51	24.81	22.18
3 Executive Plaza	1987	58,000	100.0	1,472	1,281	0.27	25.38	22.09

Total New York Office		2,214,908	94.7	51,008	45,981	9.36	24.31	21.92

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,592	1,515	0.29	27.41	26.08
1055 Westlakes Drive	1990	118,487	90.2	2,885	2,334	0.53	26.99	21.84
1205 Westlakes Drive	1988	130,265	63.8	2,234	1,954	0.41	26.88	23.51
1235 Westlakes Drive	1986	134,902	97.7	2,789	2,436	0.51	21.16	18.48

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	2,358	0.47	26.85	24.82
200 Stevens Drive	1987	208,000	100.0	5,598	5,252	1.03	26.91	25.25
300 Stevens Drive	1992	68,000	100.0	1,592	1,254	0.29	23.41	18.44
Media
1400 Providence Road - Center I	1986	100,000	96.8	2,038	1,838	0.37	21.05	18.99
1400 Providence Road - Center II	1990	160,000	95.8	3,346	2,921	0.61	21.83	19.06

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	98.4	2,387	2,286	0.44	19.29	18.47
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	1,368	0.25	22.82	22.74
5 Sentry Parkway East	1984	91,600	30.5	1,185	1,152	0.22	42.42	41.23
5 Sentry Parkway West	1984	38,400	100.0	590	572	0.11	15.36	14.90
16 Sentry Parkway	1988	93,093	100.0	2,268	2,156	0.42	24.36	23.16
18 Sentry Parkway	1988	95,010	97.6	2,040	1,900	0.37	22.00	20.49
King of Prussia
2200 Renaissance Boulevard	1985	174,124	74.9	3,329	3,052	0.61	25.53	23.40
Lower Providence
1000 Madison Avenue	1990	100,700	75.8	768	622	0.14	10.06	8.15
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	92.9	2,981	2,446	0.55	19.13	15.70

Total Pennsylvania Office		2,025,738	88.8	41,546	37,416	7.62	23.09	20.79

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	96.3	3,337	3,153	0.61	28.58	27.00
Norwalk
40 Richards Avenue	1985	145,487	80.6	2,544	2,239	0.47	21.69	19.09
Shelton
1000 Bridgeport Avenue	1986	133,000	93.6	2,188	1,775	0.40	17.58	14.26
Stamford
1266 East Main Street	1984	179,260	76.2	3,627	3,453	0.67	26.55	25.28

Total Connecticut Office		578,997	85.5	11,696	10,620	2.15	23.62	21.45

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	5,090	4,758	0.93	30.02	28.06
1400 L Street, NW	1987	159,000	90.6	4,839	4,667	0.89	33.59	32.40

Total District of Columbia Office		328,549	95.5	9,929	9,425	1.82	31.66	30.05

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road (g)	1973	38,690	100.0	774	699	0.14	23.78	21.48
6301 Ivy Lane (g)	1979	112,003	86.1	1,564	1,335	0.29	19.28	16.46
6303 Ivy Lane (g)	1980	112,047	87.4	2,040	1,826	0.37	24.77	22.17
6305 Ivy Lane (g)	1982	112,022	73.6	1,387	1,127	0.25	20.00	16.25
6404 Ivy Lane (g)	1987	165,234	77.9	2,274	1,815	0.42	21.00	16.76
6406 Ivy Lane (g)	1991	163,857	100.0	2,275	2,066	0.42	16.51	14.99
6411 Ivy Lane (g)	1984	138,405	90.8	2,359	2,067	0.43	22.32	19.55
Lanham
4200 Parliament Place	1989	122,000	91.2	2,832	2,627	0.52	25.45	23.61

Total Maryland Office		964,258	87.6	15,505	13,562	2.84	21.18	18.49

TOTAL OFFICE PROPERTIES		23,650,204	91.4	484,431	433,406	88.92	22.76	20.35

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	90.4	452	369	0.08	7.75	6.33
5 Terri Lane	1992	74,555	91.7	608	516	0.11	8.89	7.55
Moorestown
2 Commerce Drive	1986	49,000	76.3	330	301	0.06	8.83	8.05
101 Commerce Drive	1988	64,700	100.0	275	249	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	87.5	232	184	0.04	6.90	5.48
201 Commerce Drive	1986	38,400	75.0	163	112	0.03	5.66	3.89
202 Commerce Drive	1988	51,200	100.0	307	237	0.06	6.00	4.63
1 Executive Drive	1989	20,570	81.1	156	101	0.03	9.35	6.05
2 Executive Drive	1988	60,800	84.7	384	364	0.07	7.46	7.07
101 Executive Drive	1990	29,355	99.7	274	258	0.05	9.36	8.82
102 Executive Drive	1990	64,000	100.0	273	229	0.05	4.27	3.58
225 Executive Drive	1990	50,600	48.6	116	112	0.02	4.72	4.55
97 Foster Road	1982	43,200	75.5	152	137	0.03	4.66	4.20
1507 Lancer Drive	1995	32,700	100.0	117	108	0.02	3.58	3.30
1245 North Church Street	1998	52,810	62.1	362	349	0.07	11.04	10.64
1247 North Church Street	1998	52,790	77.5	398	360	0.07	9.73	8.80
1256 North Church Street	1984	63,495	100.0	435	360	0.08	6.85	5.67
840 North Lenola Road	1995	38,300	100.0	367	300	0.07	9.58	7.83
844 North Lenola Road	1995	28,670	100.0	180	133	0.03	6.28	4.64
915 North Lenola Road	1998	52,488	100.0	296	224	0.05	5.64	4.27
2 Twosome Drive	2000	48,600	100.0	408	378	0.07	8.40	7.78
30 Twosome Drive	1997	39,675	100.0	144	125	0.03	3.63	3.15
31 Twosome Drive	1998	84,200	100.0	471	470	0.09	5.59	5.58
40 Twosome Drive	1996	40,265	100.0	278	229	0.05	6.90	5.69
41 Twosome Drive	1998	43,050	77.7	224	220	0.04	6.70	6.58
50 Twosome Drive	1997	34,075	100.0	245	228	0.04	7.19	6.69

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	148	0.03	6.85	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	192	166	0.04	14.46	12.50
200 Horizon Drive	1991	45,770	100.0	591	537	0.11	12.91	11.73
300 Horizon Drive	1989	69,780	100.0	1,123	1,029	0.21	16.09	14.75
500 Horizon Drive	1990	41,205	100.0	613	584	0.11	14.88	14.17

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	476	0.12	18.71	13.60
1340 Campus Parkway	1992	72,502	100.0	917	684	0.17	12.65	9.43
1345 Campus Parkway	1995	76,300	100.0	933	685	0.17	12.23	8.98
1433 Highway 34	1985	69,020	68.3	373	317	0.07	7.91	6.72
1320 Wyckoff Avenue	1986	20,336	100.0	178	168	0.03	8.75	8.26
1324 Wyckoff Avenue	1987	21,168	100.0	220	202	0.04	10.39	9.54

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	415	0.10	13.71	10.65
2 Center Court	1998	30,600	99.3	244	230	0.04	8.03	7.57
11 Commerce Way	1989	47,025	100.0	552	511	0.10	11.74	10.87
20 Commerce Way	1992	42,540	38.5	99	94	0.02	6.04	5.74
29 Commerce Way	1990	48,930	100.0	711	563	0.13	14.53	11.51
40 Commerce Way	1987	50,576	100.0	687	651	0.13	13.58	12.87
45 Commerce Way	1992	51,207	64.5	360	290	0.07	10.90	8.78
60 Commerce Way	1988	50,333	85.8	580	499	0.11	13.43	11.55
80 Commerce Way	1996	22,500	88.7	305	271	0.06	15.28	13.58
100 Commerce Way	1996	24,600	100.0	333	296	0.06	13.54	12.03
120 Commerce Way	1994	9,024	100.0	125	114	0.02	13.85	12.63
140 Commerce Way	1994	26,881	99.5	374	342	0.07	13.98	12.79

Total New Jersey Office/Flex		2,189,531	90.6	18,494	15,925	3.40	9.32	8.03

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	415	392	0.08	13.05	12.33
75 Clearbrook Road	1990	32,720	100.0	702	672	0.13	21.45	20.54
125 Clearbrook Road	2002	33,000	100.0	712	592	0.13	21.58	17.94
150 Clearbrook Road	1975	74,900	100.0	931	857	0.17	12.43	11.44
175 Clearbrook Road	1973	98,900	100.0	1,553	1,444	0.29	15.70	14.60
200 Clearbrook Road	1974	94,000	99.8	1,222	1,118	0.22	13.03	11.92
250 Clearbrook Road	1973	155,000	97.3	1,427	1,262	0.26	9.46	8.37
50 Executive Boulevard	1969	45,200	98.2	480	464	0.09	10.81	10.45
77 Executive Boulevard	1977	13,000	100.0	233	222	0.04	17.92	17.08
85 Executive Boulevard	1968	31,000	93.8	343	317	0.06	11.80	10.90
300 Executive Boulevard	1970	60,000	100.0	581	550	0.11	9.68	9.17
350 Executive Boulevard	1970	15,400	98.8	296	272	0.05	19.45	17.88
399 Executive Boulevard	1962	80,000	100.0	968	941	0.18	12.10	11.76
400 Executive Boulevard	1970	42,200	100.0	782	703	0.14	18.53	16.66
500 Executive Boulevard	1970	41,600	100.0	641	578	0.12	15.41	13.89
525 Executive Boulevard	1972	61,700	83.6	807	714	0.15	15.65	13.84
1 Westchester Plaza	1967	25,000	100.0	332	316	0.06	13.28	12.64
2 Westchester Plaza	1968	25,000	100.0	502	482	0.09	20.08	19.28
3 Westchester Plaza	1969	93,500	100.0	556	468	0.10	5.95	5.01
4 Westchester Plaza	1969	44,700	99.8	645	605	0.12	14.46	13.56
5 Westchester Plaza	1969	20,000	88.9	297	260	0.05	16.70	14.62
6 Westchester Plaza	1968	20,000	100.0	330	312	0.06	16.50	15.60
7 Westchester Plaza	1972	46,200	100.0	790	778	0.14	17.10	16.84
8 Westchester Plaza	1971	67,200	100.0	935	861	0.17	13.91	12.81
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	656	602	0.12	12.84	11.78
4 Skyline Drive	1987	80,600	92.2	1,248	1,092	0.23	16.79	14.69
5 Skyline Drive	1980	124,022	100.0	1,629	1,511	0.30	13.13	12.18
6 Skyline Drive	1980	44,155	100.0	312	311	0.06	7.07	7.04
8 Skyline Drive	1985	50,000	98.7	711	362	0.13	14.41	7.34
10 Skyline Drive	1985	20,000	100.0	240	204	0.04	12.00	10.20

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
11 Skyline Drive	1989	45,000	100.0	803	760	0.15	17.84	16.89
12 Skyline Drive	1999	46,850	85.1	663	440	0.12	16.63	11.04
15 Skyline Drive	1989	55,000	73.3	632	630	0.12	15.68	15.63
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,432	1,348	0.26	18.68	17.58
200 Corporate Boulevard South	1990	84,000	99.8	1,401	1,324	0.26	16.71	15.79
4 Executive Plaza	1986	80,000	100.0	1,006	805	0.18	12.58	10.06
6 Executive Plaza	1987	80,000	100.0	1,341	1,268	0.25	16.76	15.85
1 Odell Plaza	1980	106,000	96.8	1,486	1,409	0.27	14.48	13.73
3 Odell Plaza	1984	71,065	100.0	1,597	1,481	0.29	22.47	20.84
5 Odell Plaza	1983	38,400	99.6	614	592	0.11	16.05	15.48
7 Odell Plaza	1984	42,600	99.6	734	704	0.13	17.30	16.59

Total New York Office/Flex		2,348,812	97.7	32,985	30,023	6.03	14.37	13.08

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,263	1,106	0.23	14.35	12.57
500 West Avenue	1988	25,000	82.3	389	345	0.07	18.91	16.77
550 West Avenue	1990	54,000	100.0	884	879	0.16	16.37	16.28
600 West Avenue	1999	66,000	100.0	804	767	0.15	12.18	11.62
650 West Avenue	1998	40,000	100.0	555	424	0.10	13.88	10.60

Total Connecticut Office/Flex		273,000	98.4	3,895	3,521	0.71	14.50	13.11

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.5	55,374	49,469	10.14	12.18	10.88

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	2006 Effective Rent ($000’s) (c) (d)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (e)	2006 Average Effective Rent Per Sq. Ft. ($) (c) (f)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	84	0.02	13.03	12.73
2 Warehouse Lane	1957	10,900	100.0	159	133	0.03	14.59	12.20
3 Warehouse Lane	1957	77,200	100.0	324	293	0.06	4.20	3.80
4 Warehouse Lane	1957	195,500	97.4	2,164	1,964	0.40	11.36	10.31
5 Warehouse Lane	1957	75,100	97.1	964	857	0.18	13.22	11.75
6 Warehouse Lane	1982	22,100	100.0	513	509	0.09	23.21	23.03

Total Industrial/Warehouse Properties		387,400	98.1	4,210	3,840	0.78	11.07	10.10

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	183	0.04	20.97	19.68
Yonkers
2 Executive Boulevard	1986	8,000	100.0	361	361	0.07	45.13	45.13

Total Retail Properties		17,300	100.0	556	544	0.11	32.14	31.45

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	114	0.02	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	183	0.03	--	--

Total Land Leases		--	--	299	297	0.05	--	--

TOTAL PROPERTIES		28,866,247	92.0	544,870	487,556	100.00	20.80	18.57

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2006, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring December 31, 2006 aggregating 103,477 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended December 31, 2006, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Total base rent for the 12 months ended 2006, minus total 2006 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.
(e)
Base rent for the 12 months ended December 31, 2006, divided by net rentable square feet leased at December 31, 2006. For those properties acquired during the 12 months ended December 31, 2006, amounts are annualized, as per Note g.

(f)	Effective rent for 2006 divided by net rentable square feet leased at December 31, 2006. For those properties acquired during 2006, amounts are annualized, as described in Note g.
(g)
As this property was acquired by the Company during the 12 months ended December 31, 2006, the amounts represented in 2006 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2006 average base rent per sq. ft. for this property have been calculated by taking 2006 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2006. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended December 31, 2006.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2006, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
New Cingular Wireless PCS LLC	4	9,743,293	1.6	460,973	1.9	2014	(b)
Morgan Stanley D.W. Inc.	5	9,395,415	1.6	381,576	1.6	2013	(c)
United States Of America-GSA	12	8,621,861	1.5	285,684	1.1	2015	(d)
Merrill Lynch Pierce Fenner	3	8,613,150	1.5	501,500	1.9	2017	(e)
Credit Suisse First Boston	1	7,940,235	1.4	234,331	0.9	2012	(f)
Keystone Mercy Health Plan	2	7,897,031	1.4	303,149	1.2	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall Inc.	1	7,694,097	1.3	474,801	1.8	2014
DB Services New Jersey, Inc.	1	7,551,990	1.3	281,920	1.1	2017
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.8	2017	(g)
Cendant Operations Inc.	2	6,839,418	1.2	296,934	1.1	2011	(h)
Allstate Insurance Company	10	6,455,295	1.1	269,594	1.0	2017	(i)
Toys 'R' Us - NJ Inc.	1	6,072,651	1.1	242,518	0.9	2012
ICAP Securities USA LLC	1	5,973,008	1.0	159,834	0.6	2017
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	1.0	2012
TD Ameritrade Online Holdings	1	5,637,193	1.0	184,222	0.7	2015
IBM Corporation	3	5,562,770	1.0	310,263	1.2	2012	(j)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(k)
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.7	137,076	0.5	2009
AT&T Corp.	1	3,805,000	0.7	275,000	1.1	2014
Vonage America Inc.	1	3,780,000	0.7	350,000	1.3	2017
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
Citigroup Global Markets Inc.	5	3,492,988	0.6	132,475	0.5	2016	(l)
E*Trade Financial Corporation	1	3,456,141	0.6	106,573	0.4	2022
Lehman Brothers Holdings Inc.	1	3,420,667	0.6	207,300	0.8	2010
Montefiore Medical Center	5	3,397,583	0.6	163,529	0.6	2019	(m)
Hewlett-Packard Company	1	3,346,048	0.6	163,857	0.6	2007
SSB Realty LLC	1	3,321,051	0.6	114,519	0.4	2009
Dow Jones & Company Inc.	1	3,057,773	0.5	92,312	0.4	2012
Daiichi Sankyo Inc.	2	2,872,353	0.5	90,366	0.3	2012	(n)
High Point Safety & Insurance	2	2,694,417	0.5	116,358	0.4	2020
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(o)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(p)
United States Life Ins. Co.	1	2,520,000	0.4	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(q)
IXIS North America Inc.	1	2,408,679	0.4	83,629	0.3	2021
Movado Group Inc	1	2,283,547	0.4	90,050	0.3	2013
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
Regus Business Centre Corp.	2	2,159,029	0.4	79,805	0.3	2011
Computer Sciences Corporation	3	2,136,129	0.4	109,825	0.4	2011	(r)
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(s)
Bearingpoint Inc.	1	2,065,834	0.4	77,956	0.3	2011
GAB Robins North America Inc.	2	2,049,674	0.4	84,649	0.3	2009	(t)
Norris McLaughlin & Marcus PA	1	2,045,307	0.4	86,913	0.3	2017
Sumitomo Mitsui Banking Corp.	2	2,027,861	0.4	71,153	0.3	2016
UBS Financial Services Inc.	3	1,949,797	0.3	73,250	0.3	2016	(u)

		219,259,182	38.3	9,245,214	35.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	50,660 square feet expire 2007; 4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)
51,049 square feet expire in 2007; 26,710 square feet expire in 2008; 9,901 square feet expire in 2011; 38,690 square feet expire in 2013; 4,879 square feet expire in 2014; 154,455 square feet expire in 2015.

(e)	253,214 square feet expire in 2007; 7,485 square feet expire in 2008; 4,451 square feet expires in 2009; 236,350 square feet expire in 2017.
(f)	152,378 feet expire in 2011; 81,953 square feet expire in 2012.
(g)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(h)	150,951 square feet expire in 2008; 145,983 square feet expire in 2011.
(i)
32,035 square feet expire in 2007; 31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 53,983 square feet expire in 2017.

(j)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(k)	23,807 square feet expire in 2007; 46,440 square feet expire in 2009; 33,397 square feet expires in 2010; 77,381 square feet expire in 2012.
(l)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(m)	48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 71,065 square feet expire in 2019.
(n)	5,315 square feet expire in 2011; 85,051 square feet expire in 2012.
(o)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(p)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(q)	20,000 square feet expire in 2008; 89,510 square feet expire in 2015.
(r)	26,975 square feet expire in 2007; 82,850 square feet expire in 2011.
(s)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(t)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.
(u)	21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007 (c)
Northern NJ	73	815,459	3.1	18,116,092	22.22	3.3
Central NJ	32	176,588	0.7	4,201,684	23.79	0.7
Westchester Co., NY	83	361,480	1.4	6,918,464	19.14	1.2
Sub. Philadelphia	47	377,095	1.4	6,533,485	17.33	1.1
Fairfield, CT	12	57,883	0.2	1,536,966	26.55	0.3
Washington, DC/MD	18	253,085	1.0	5,600,980	22.13	1.0
Rockland Co., NY	7	49,788	0.2	1,335,477	26.82	0.2
TOTAL - 2007	272	2,091,378	8.0	44,243,148	21.16	7.8

2008
Northern NJ	88	839,445	3.2	20,136,048	23.99	3.6
Central NJ	52	380,486	1.5	8,825,532	23.20	1.5
Westchester Co., NY	126	633,285	2.4	11,085,071	17.50	1.9
Sub. Philadelphia	58	562,079	2.2	7,940,767	14.13	1.4
Fairfield, CT	18	98,595	0.4	2,493,578	25.29	0.4
Washington, DC/MD	26	128,383	0.5	3,273,679	25.50	0.6
Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
TOTAL - 2008	375	2,686,853	10.4	54,923,081	20.44	9.6

2009
Northern NJ	116	970,511	3.6	24,756,214	25.51	4.4
Central NJ	47	413,964	1.6	9,686,090	23.40	1.7
Westchester Co., NY	96	563,616	2.2	11,567,468	20.50	2.0
Sub. Philadelphia	46	322,103	1.2	4,811,576	14.94	0.8
Fairfield, CT	15	57,042	0.2	1,272,315	22.30	0.2
Washington, DC/MD	18	66,882	0.3	1,670,235	24.97	0.3
Rockland Co., NY	8	24,935	0.1	592,958	23.78	0.1
TOTAL - 2009	346	2,419,053	9.2	54,356,856	22.47	9.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2010	343	2,850,749	10.9	60,230,025	21.13	10.5

2011	339	3,438,716	13.1	77,117,443	22.43	13.5

2012	206	2,511,774	9.6	58,548,780	23.31	10.2

2013	145	2,436,006	9.3	54,142,108	22.23	9.5

2014	75	1,524,878	5.8	32,788,456	21.50	5.7

2015	57	2,136,593	8.2	45,924,670	21.49	8.0

2016	47	756,090	2.9	14,439,966	19.10	2.5

2017	52	1,869,363	7.1	43,255,052	23.14	7.6

2018 and thereafter	53	1,449,768	5.5	32,086,350	22.13	5.6
Totals/Weighted
Average	2,310	26,171,221 (d)	100.0	572,055,935	21.86	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2006 aggregating 103,477 square feet and representing annualized rent of $1,909,260 for which no new leases were signed.
(d)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,171,221
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	399,991
Square footage unleased	2,295,035
Total net rentable square footage (does not include land leases)	28,866,247

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007 (c)
Northern NJ	68	768,528	3.7	17,436,699	22.69	3.4
Central NJ	32	176,588	0.8	4,201,684	23.79	0.8
Westchester Co., NY	46	128,399	0.6	3,670,103	28.58	0.7
Sub. Philadelphia	32	215,436	1.0	5,197,941	24.13	1.0
Fairfield, CT	11	50,883	0.2	1,409,216	27.70	0.3
Washington, DC/MD	18	253,085	1.2	5,600,980	22.13	1.1
Dutchess/Rockland Co., NY	7	49,788	0.2	1,335,477	26.82	0.3
TOTAL - 2007	214	1,642,707	7.7	38,852,100	23.65	7.6

2008
Northern NJ	85	793,835	3.7	19,551,027	24.63	3.9
Central NJ	45	339,922	1.6	8,214,047	24.16	1.6
Westchester Co., NY	69	204,914	1.0	5,421,449	26.46	1.1
Sub. Philadelphia	35	301,481	1.4	6,281,275	20.83	1.2
Fairfield, CT	18	98,595	0.5	2,493,578	25.29	0.5
Washington, DC/MD	26	128,383	0.6	3,273,679	25.50	0.6
Dutchess/Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
TOTAL - 2008	285	1,911,710	9.0	46,403,461	24.27	9.1

2009
Northern NJ	108	903,948	4.2	23,878,455	26.42	4.8
Central NJ	42	379,098	1.8	9,271,778	24.46	1.8
Westchester Co., NY	56	240,820	1.1	6,332,841	26.30	1.2
Sub. Philadelphia	27	160,589	0.8	3,633,915	22.63	0.7
Fairfield, CT	12	36,467	0.2	890,091	24.41	0.2
Washington, DC/MD	18	66,882	0.3	1,670,235	24.97	0.3
Dutchess/Rockland Co., NY	8	24,935	0.1	592,958	23.78	0.1
TOTAL - 2009	271	1,812,739	8.5	46,270,273	25.53	9.1

2010	263	1,997,684	9.4	48,563,899	24.31	9.6

2011	276	2,897,514	13.7	70,958,531	24.49	14.0

2012	157	2,077,170	9.8	52,378,087	25.22	10.3

2013	108	2,010,703	9.5	48,194,962	23.97	9.5

2014	62	1,371,378	6.5	30,612,320	22.32	6.0

2015	44	1,974,442	9.3	43,908,667	22.24	8.6

2016	34	455,091	2.1	10,428,710	22.92	2.1

2017	44	1,795,270	8.5	42,191,404	23.50	8.3

2018 and thereafter	45	1,278,703	6.0	29,663,825	23.20	5.8
Totals/Weighted Average	1,803	21,225,111	100.0	508,426,239	23.95	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2006 aggregating 85,823 square feet and representing annualized rent of $1,691,239 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007 (c)
Northern NJ	5	46,931	1.0	679,393	14.48	1.1
Central NJ	-	-	-	-	-	-
Westchester Co., NY	33	219,081	4.8	3,017,404	13.77	5.1
Sub. Philadelphia	15	161,659	3.6	1,335,544	8.26	2.3
Fairfield, CT	1	7,000	0.2	127,750	18.25	0.2
TOTAL - 2007	54	434,671	9.6	5,160,091	11.87	8.7

2008
Northern NJ	3	45,610	1.0	585,021	12.83	1.0
Central NJ	7	40,564	0.9	611,485	15.07	1.0
Westchester Co., NY	54	337,002	7.4	5,187,231	15.39	8.8
Sub. Philadelphia	23	260,598	5.7	1,659,492	6.37	2.8
Fairfield, CT	-	-	-	-	-	-
TOTAL - 2008	87	683,774	15.0	8,043,229	11.76	13.6

2009
Northern NJ	8	66,563	1.4	877,759	13.19	1.5
Central NJ	5	34,866	0.7	414,312	11.88	0.7
Westchester Co., NY	34	264,513	5.8	4,250,239	16.07	7.2
Sub. Philadelphia	19	161,514	3.6	1,177,661	7.29	2.0
Fairfield, CT	3	20,575	0.5	382,224	18.58	0.6
TOTAL - 2009	69	548,031	12.0	7,102,195	12.96	12.0

2010	79	825,065	18.1	11,358,126	13.77	19.2

2011	62	533,602	11.7	6,063,912	11.36	10.2

2012	49	434,604	9.6	6,170,693	14.20	10.4

2013	30	370,067	8.1	5,248,671	14.18	8.9

2014	13	153,500	3.4	2,176,136	14.18	3.7

2015	13	162,151	3.6	2,016,003	12.43	3.4

2016	11	165,917	3.7	2,592,895	15.63	4.4

2017	8	74,093	1.6	1,063,648	14.36	1.8

2018 and thereafter	7	163,065	3.6	2,197,525	13.48	3.7
Totals/Weighted
Average	482	4,548,540	100.0	59,193,124	13.01	100.0
(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2006 aggregating 17,654 square feet and representing annualized rent of $218,021 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2007, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	4	14,000	3.7	230,957	16.50	5.7

2008	3	91,369	24.0	476,391	5.21	11.8

2009	5	48,983	12.9	789,388	16.12	19.7

2010	1	28,000	7.4	308,000	11.00	7.7

2011	1	7,600	2.0	95,000	12.50	2.4

2013	7	55,236	14.5	698,475	12.65	17.4

2016	2	135,082	35.5	1,418,361	10.50	35.3
Totals/Weighted
Average	23	380,270	100.0	4,016,572	10.56	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2007, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	46.4

2018 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2006 billings times 12. For leases whose rent commences after January 1, 2007 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006